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  Institutional Class Prospectus Supplement


Morgan Stanley Institutional Fund Trust


 Supplement dated April 11, 2002 to Institutional Class Prospectus dated January 31, 2002 of:

 Intermediate Duration
 Portfolio

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The Institutional Class Prospectus is hereby amended and supplemented to reflect changes in the management of the Intermediate Duration Portfolio of Morgan Stanley Institutional Fund Trust.

Accordingly, the "Intermediate Duration Portfolio" paragraph in the section of the Prospectus titled "Portfolio Management" is hereby replaced by the following:

Intermediate Duration Portfolio

The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include David S. Horowitz, Vice President, and Scott F. Richard, Managing Director.






Please retain this supplement for future reference.